UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, IN 47708
(Address of principal executive offices, including zip code)

(812) 464-1294
(Registrant's Telephone Number, Including Area Code)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 31, 2009, Old National Bancorp (the "Company") entered into a Preferred Stock Repurchase Agreement (the "Repurchase Agreement") with the United States Department of Treasury (the "Treasury Department"). Pursuant to the Repurchase Agreement, the Company repurchased all of the 100,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series T (the "Preferred Stock") the Company issued to the Treasury Department on December 12, 2008. The Company repurchased the Preferred Stock for $100,000,000, plus accrued and unpaid dividends in the amount of $638,888.89. A copy of the Repurchase Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Pursuant to the Repurchase Agreement, the Company has fifteen (15) days to deliver to the Treasury Department a notice of intent to repurchase the warrant issued by the Company to the Treasury Department on December 12, 2008 to purchase up to 813,008 shares of the Company's common stock.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the event described above under "Item 1.01 Entry into a Material Definitive Agreement," which is incorporated herein by reference, the compensation restrictions set forth in Section 111(b) of Emergency Economic Stabilization Act of 2008 are no longer applicable. As such, each of the Senior Executive Officer Letter Agreements entered into with the Company's Senior Executive Officers on December 12, 2008 have been terminated. The Company's Senior Executive Officers are Robert G. Jones, President and Chief Executive Officer; Barbara A. Murphy, Senior Executive Vice President and Chief Banking Officer; Christopher A. Wolking, Senior Executive Vice President and Chief Financial Officer; Daryl D. Moore, Executive Vice President and Chief Credit Officer; and Jeffrey L. Knight, Executive Vice President, Chief Legal Counsel and Corporate Secretary. The form of Termination of SEO Letter Agreement is attached hereto as Exhibit 10.2 and is incorporated into this Item 5.02 by reference.

ITEM 8.01 OTHER EVENTS.

On March 31, 2009, the Company issued a press release announcing the consummation of the transaction described above under "Item 1.01 Entry into a Material Definitive Agreement." A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
Exhibit 10.1	Preferred Stock Repurchase Agreement dated March 31, 2009, between Old National Bancorp and the United States Department of the Treasury.
Exhibit 10.2	Form of Termination of Senior Executive Officer Letter Agreement.
Exhibit 99.1	Press Release dated March 31, 2009.

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: March 31, 2009

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President, Chief Legal Officer
and Corporate Secretary

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
Exhibit 10.1	Preferred Stock Repurchase Agreement dated March 31, 2009, between Old National Bancorp and the United States Department of the Treasury.
Exhibit 10.2	Form of Termination of Senior Executive Officer Letter Agreement.
Exhibit 99.1	Press Release dated March 31, 2009.